UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

ZeroFox Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

The following email was sent by James C. Foster, Chief Executive Officer & Chairman of ZeroFox Holdings, Inc., to all Employees of ZeroFox Holdings, Inc. on February 6, 2024:

From: James C. Foster

To: Employees of ZeroFox Holdings, Inc.

Subject: ALL HANDS: Exciting News

Fellow Foxes,

Today represents a pivotal milestone for ZeroFox and the start of the next stage of our growth. We have just announced an agreement to be acquired by Haveli Investments. The deal is expected to close in the first half of this year, at which point ZeroFox will become a private company. This next step in our journey will take us one step further in making the world a safer place and dominating the external cyber security category with fresh new capital, additional resources, and new world-class cybersecurity investment partners!

Haveli Investments is one of the premier technology investment firms with deep expertise in enterprise software and cybersecurity. We spent a year and a half in the public markets looking for long-term investors to help us accelerate our growth and we are confident that we found the right passionate investor in the private world. Brian Sheth, Chief Investment Officer and his team at Haveli Investments are seasoned, very experienced and committed to the long-term success of this company. I’ve known Brian for years now, and in my experience, great investors bet on markets and people, and Haveli Investments is betting on our ability to continue to lead the external cybersecurity market. Most importantly, Haveli Investments believes in our vision, values a people centric approach, and has a passion that matches our employees’ and customers’ unparalleled pursuit of perfection.

We’ve scheduled an All Hands call today at 12pm EST. For those Foxes that are unable to join or if you have additional questions, we will share an FAQ with you all shortly.

I am proud of everything we have built over the last ten years and I am very excited to launch our partnership with Haveli Investments and begin the next chapter for ZeroFox. We will achieve great things together.

See you at CKO!

Foster

Additional Information and Where to Find It

This communication relates to the proposed transaction involving ZeroFox. In connection with the proposed transaction, ZeroFox will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that ZeroFox may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ZEROFOX ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website (http://www.sec.gov) or at ZeroFox’s investor relations website (https://investors.ZeroFox.com) or by emailing IR@ZeroFox.com.

Participants in the Solicitation

ZeroFox and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ZeroFox’s stockholders in connection with the proposed transaction. Information regarding ZeroFox’s directors and executive officers and their ownership of ZeroFox’s common stock is set forth in the definitive proxy statement for ZeroFox’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on May 15, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties, including statements regarding the proposed transaction. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the ability of ZeroFox to meet expectations regarding the timing and completion of the proposed transaction; the possibility that the conditions to the closing of the proposed transaction are not satisfied, including the risk that the required regulatory approvals are not obtained or that ZeroFox’s stockholders do not approve the proposed transaction; the occurrence of any event, change or other circumstances that could result in the merger agreement being terminated or the proposed transaction not being completed on the terms reflected in the merger agreement, or at all; the risk that the merger agreement may be terminated in circumstances that require us to pay a termination fee; potential litigation relating to the proposed transaction; the ability of each party to consummate the proposed transaction; risks related to the possible disruption of management’s attention from ZeroFox’s ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on the ability of ZeroFox to retain and hire key personnel and maintain relationships with customers and business partners; and other risks and uncertainties detailed in the periodic reports that ZeroFox files with the SEC, including ZeroFox’s Annual Report on Form 10-K filed with the SEC on March 30, 2023. If any of these risks or uncertainties materialize, or if any of ZeroFox’s assumptions prove incorrect, ZeroFox’s actual results could differ materially from the results expressed or implied by these forward-looking statements. All forward-looking statements in this communication are based on information available to ZeroFox as of the date of this communication, and ZeroFox does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

The following email was sent by James C. Foster, Chief Executive Officer & Chairman of ZeroFox Holdings, Inc., to Customers of ZeroFox Holdings, Inc. on February 6, 2024:

From: James C. Foster

To: Customers of ZeroFox Holdings, Inc.

Subject: Important News About ZeroFox

Dear Valued Customer,

I’m excited to share some important news about ZeroFox. Earlier today, we announced that ZeroFox has entered into a definitive agreement to be acquired by Haveli Investments, a leading technology and software investment firm. The full public announcement can be found in our newsroom. We are energized by how this partnership will accelerate our innovation, drive platform growth, and enhance our ability to serve our customers.

Haveli’s investment underscores ZeroFox’s significant opportunity to expand our offerings in the external cybersecurity market. We believe that our partnership with Haveli and the strategic and operational support they will provide will position ZeroFox to enhance its execution toward that opportunity.

As we look ahead, our goal is to deepen our relationship with customers like you. ZeroFox and Haveli Investments both recognize that the risk through external platforms continues to grow in this digital-first economy and that the need for a single external cybersecurity partner is increasingly more critical. Accordingly, Haveli Investments is supportive of accelerating ZeroFox’s roadmap and journey to be the comprehensive external cyber platform. This commitment will enable ZeroFox to accelerate its innovation and deliver exceptional experiences for customers.

In case you’re not familiar, Haveli Investments is a technology-focused private equity firm with experienced and highly respected leadership, focused on value creation, innovation and company building. Importantly, Brian Sheth, Chief Investment Officer and his team have an outstanding track record of investing in high-growth cloud software businesses and supporting companies with initiatives to drive innovation and open new markets.

ZeroFox will remain independent of Haveli Investments until the transaction closes. We expect that the transaction will close in the first half of this year. Above all, we recognize that our success depends on your success and want to assure you that our entire team remains fully dedicated to serving you. The future is bright for ZeroFox, and we are excited to continue working with you in the years to come.

If you have any questions or concerns, please do not hesitate to reach out.

Best Regards,

James C. Foster

Chairman & Chief Executive Officer

Additional Information and Where to Find It

This communication relates to the proposed transaction involving ZeroFox. In connection with the proposed transaction, ZeroFox will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that ZeroFox may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ZEROFOX ARE URGED TO READ ALL

RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website (http://www.sec.gov) or at ZeroFox’s investor relations website (https://investors.ZeroFox.com) or by emailing IR@ZeroFox.com.

Participants in the Solicitation

ZeroFox and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ZeroFox’s stockholders in connection with the proposed transaction. Information regarding ZeroFox’s directors and executive officers and their ownership of ZeroFox’s common stock is set forth in the definitive proxy statement for ZeroFox’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on May 15, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties, including statements regarding the proposed transaction. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the ability of ZeroFox to meet expectations regarding the timing and completion of the proposed transaction; the possibility that the conditions to the closing of the proposed transaction are not satisfied, including the risk that the required regulatory approvals are not obtained or that ZeroFox’s stockholders do not approve the proposed transaction; the occurrence of any event, change or other circumstances that could result in the merger agreement being terminated or the proposed transaction not being completed on the terms reflected in the merger agreement, or at all; the risk that the merger agreement may be terminated in circumstances that require us to pay a termination fee; potential litigation relating to the proposed transaction; the ability of each party to consummate the proposed transaction; risks related to the possible disruption of management’s attention from ZeroFox’s ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on the ability of ZeroFox to retain and hire key personnel and maintain relationships with customers and business partners; and other risks and uncertainties detailed in the periodic reports that ZeroFox files with the SEC, including ZeroFox’s Annual Report on Form 10-K filed with the SEC on March 30, 2023. If any of these risks or uncertainties materialize, or if any of ZeroFox’s assumptions prove incorrect, ZeroFox’s actual results could differ materially from the results expressed or implied by these forward-looking statements. All forward-looking statements in this communication are based on information available to ZeroFox as of the date of this communication, and ZeroFox does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

The following email was sent by James C. Foster, Chief Executive Officer & Chairman of ZeroFox Holdings, Inc., to Partners of ZeroFox Holdings, Inc. on February 6, 2024:

From: James C. Foster

To: Partners of ZeroFox Holdings, Inc.

Subject: Important News About ZeroFox

Dear Valued Partners,

I’m excited to share some important news about ZeroFox. Earlier today, we announced that ZeroFox has entered into a definitive agreement to be acquired by Haveli Investments, a leading technology and software investment firm. The full public announcement can be found in our newsroom. We are energized by how this partnership will accelerate our innovation, drive platform growth, and enhance our ability to serve our partners.

Haveli’s investment underscores ZeroFox’s significant opportunity to expand our offerings in the external cybersecurity market. We believe that our partnership with Haveli and the combined strategic and operational support they will provide will enable ZeroFox to accelerate its execution toward that opportunity.

As we look ahead, we are passionate about the opportunity to deepen our relationship with partners like you. ZeroFox and Haveli Investments both recognize that the risk through external platforms continues to grow in this digital-first economy and that the need for a single external cybersecurity platform and partner is increasingly more critical. Accordingly, Haveli Investments is supportive of accelerating ZeroFox’s roadmap and journey to be the comprehensive external cyber platform. This commitment will enable ZeroFox to accelerate its innovation and deliver exceptional experiences for partners and customers.

In case you’re not familiar, Haveli Investments is a technology-focused firm with experienced and highly respected leadership, focused on value creation, innovation, and company building. Notably, Brian Sheth, Chief Investment Officer and his team have an outstanding track record of investing in high-growth cloud software businesses and supporting companies with initiatives to drive innovation and open new markets.

Importantly, our team remains focused on creating frictionless experiences for our shared customers. As we continue to grow and expand, I want to recognize that none of this could have been possible without your collaboration and commitment. It is an exciting time for ZeroFox, and we are thrilled to move forward together.

ZeroFox will remain independent of Haveli Investments until the transaction closes. We expect that the transaction will close in the first half of this year.

If you have any questions or concerns, please do not hesitate to reach out to your point of contact.

Best Regards,

James C. Foster

Chairman & Chief Executive Officer

Additional Information and Where to Find It

This communication relates to the proposed transaction involving ZeroFox. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, ZeroFox plans to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”) relating to a special meeting of its stockholders, and may file other documents with the SEC relating to the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that ZeroFox may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ZEROFOX ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at a stockholder meeting of ZeroFox to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Proxy Statement. Investors and security holders will be able to obtain the Proxy Statement and other documents ZeroFox files with the SEC (when available) free of charge at the SEC’s website (http://www.sec.gov) or at ZeroFox’s investor relations website at: https://ir.zerofox.com/ or by emailing investor@ZeroFox.com.

Participants in the Solicitation

ZeroFox and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ZeroFox’s stockholders in connection with the proposed transaction. Information regarding ZeroFox’s directors and executive officers and their ownership of ZeroFox’s common stock is set forth in the definitive proxy statement for ZeroFox’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on May 15, 2023. To the extent the holdings of ZeroFox’s securities by ZeroFox’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for ZeroFox’s 2023 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding the proposed transaction, including the anticipated timing of closing of the transaction. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the ability of ZeroFox to meet expectations regarding the timing and completion of the proposed transaction; the possibility that the conditions to the closing of the proposed transaction are not satisfied, including the risk that the required regulatory approvals are not obtained or that ZeroFox’s stockholders do not approve the proposed transaction; the occurrence of any event, change or other circumstances that could result in the merger agreement being terminated or the proposed transaction not being completed on the terms reflected in the merger agreement, or at all; the risk that the merger agreement may be terminated in circumstances that require us to pay a termination fee; potential litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have adverse effects on the market price of ZeroFox’s common stock; the ability of each party to consummate the proposed transaction; risks related to the possible disruption of management’s attention from ZeroFox’s ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on the ability of ZeroFox to retain and hire key personnel and maintain relationships with customers and business partners; the risk of unexpected costs or expenses resulting from the proposed transaction; and other risks and uncertainties detailed in the periodic reports that ZeroFox files with the SEC, including ZeroFox’s Annual Report on Form 10-K filed with the SEC on March 30, 2023, as updated by its subsequent Quarterly Reports on Form 10-Q. If any of these risks or uncertainties materialize, or if any of ZeroFox’s assumptions prove incorrect, ZeroFox’s actual results could differ materially from the results expressed or implied by these forward-looking statements. In addition, other unpredictable or unknown factors not discussed in this document could also have material adverse effects on forward-looking statements. All forward-looking statements in this communication are based on information available to ZeroFox as of the date of this communication, and ZeroFox does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.